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                                  EXHIBIT 99.3




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[Graphics Omitted]



                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-A



                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

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

                                                        % OF        WA                      WA       %                %       %
DEBT RATIO                  PRINCIPAL              PRINCIPAL  MORTGAGE      WA    WA  ORIGINAL  SINGLE   % OWNER   FULL  STATED
                COUNT         BALANCE       WA PB    BALANCE      RATE  MARGIN  FICO      CLTV  FAMILY  OCCUPIED    DOC     DOC
--------------  -----  --------------  ----------  ---------  --------  ------  ----  --------  ------  --------  -----  ------

0.01 -- 5.00       42   11,409,456.88  271,653.74       4.63     7.013   6.500   682     76.89   21.59     20.82  86.94    0.00
5.01 -- 10.00      17    2,758,319.64  162,254.10       1.12     7.333   6.500   628     87.38   90.60     83.58  13.47    5.50
10.01 -- 15.00     34    5,292,764.61  155,669.55       2.15     7.317   6.500   623     84.53   88.70     76.50  27.10    1.89
15.01 -- 20.00     59    8,068,084.99  136,747.20       3.27     6.960   6.500   634     81.70   87.22     77.79  45.68    8.17
20.01 -- 25.00     87   11,419,695.77  131,260.87       4.63     7.176   6.493   628     83.47   90.66     88.30  58.55    5.85
25.01 -- 30.00    125   16,249,585.95  129,996.69       6.59     7.102   6.500   620     84.26   96.22     95.13  64.99   12.26
30.01 -- 35.00    167   27,610,151.84  165,330.25      11.20     6.888   6.475   634     83.50   93.79     90.84  71.59   11.71
35.01 -- 40.00    239   38,000,734.30  158,998.89      15.42     6.900   6.466   638     83.97   90.25     92.20  70.96   16.13
40.01 -- 45.00    260   42,183,953.76  162,245.98      17.12     6.935   6.500   638     85.23   91.15     93.16  76.52   11.71
45.01 -- 50.00    362   59,382,073.33  164,038.88      24.10     6.851   6.497   637     85.22   89.44     91.89  79.03    8.85
50.01 -- 55.00    116   23,015,818.42  198,412.23       9.34     6.754   6.500   640     86.84   90.68     84.63  77.52    2.94
55.01 -- 60.00      5    1,043,852.31  208,770.46       0.42     6.422   6.500   671     84.31   93.79    100.00  54.25    0.00
                -----  --------------  ----------  ---------  --------  ------  ----  --------  ------  --------  -----  ------

TOTAL:          1,513  246,434,491.80  162,878.05     100.00     6.924   6.492   638     84.35   87.77     87.27  71.83    9.66
                =====  ==============  ==========  =========  ========  ======  ====  ========  ======  ========  =====  ======
                 % WITH
DEBT RATIO       PREPAY
                PENALTY
--------------  -------

0.01 -- 5.00      72.57
5.01 -- 10.00     54.43
10.01 -- 15.00    70.88
15.01 -- 20.00    72.74
20.01 -- 25.00    59.58
25.01 -- 30.00    65.42
30.01 -- 35.00    67.56
35.01 -- 40.00    64.41
40.01 -- 45.00    63.83
45.01 -- 50.00    64.92
50.01 -- 55.00    46.99
55.01 -- 60.00    71.07
                -------

TOTAL:            63.71
                =======

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction.

In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.